Exhibit 3.27
Delaware
    The First State    Page 1

I, JEFFREY W. BULLOCK, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED ARE TRUE AND CORRECT COPIES OF ALL DOCUMENTS ON FILE OF “KPGW CANADIAN HOLDCO, INC.” AS RECEIVED AND FILED IN THIS OFFICE.
THE FOLLOWING DOCUMENTS HAVE BEEN CERTIFIED:
CERTIFICATE OF FORMATION, FILED THE TWENTY-FIFTH DAY OF JUNE, A.D. 2008, AT 10:38 O’CLOCK P.M.
CERTIFICATE OF AMENDMENT, FILED THE NINETEENTH DAY OF SEPTEMBER, A.D. 2008, AT 6:31 O`CLOCK P.M.
CERTIFICATE OF AMENDMENT, CHANGING ITS NAME FROM “KAGS CANADIAN HOLDCO, LLC” TO “KPGW CANADIAN HOLDCO, LLC”, FILED THE TWENTY-FOURTH DAY OF SEPTEMBER, A.D. 2008, AT 6:48 O`CLOCK P.M.
CERTIFICATE OF CHANGE OF REGISTERED AGENT, FILED THE SEVENTH DAY OF APRIL, A.D. 2017, AT 4:52 O`CLOCK P.M.
AND I DO HEREBY FURTHER CERTIFY THAT THE AFORESAID CERTIFICATES ARE THE ONLY CERTIFICATES ON RECORD OF THE AFORESAID LIMITED LIABILITY COMPANY, “KPGW CANADIAN HOLDCO, LLC”.

    /s/ Jeffrey W. Bullock
Jeffrey W. Bullock, Secretary of State

4567433 8100H    Authentication: 205169575
SR# 20224351759    Date: 12-22-22
You may verify this certificate online at corp.delaware.gov/authver.shtml

CERTIFICATE OF FORMATION
OF
KAGS Canadian Holdco. LLC

1.    The name of the limited liability company is KAGS Canadian Holdco, LLC.
2.    The address of its registered office in the State of Delaware is: Corporation Trust Center, 1209 Orange Street, in the City of Wilmington, Delaware 19801. The name of its registered agent at such address is The Corporation Trust Company.
IN WITNESS WHEREOF, the undersigned have executed this Certificate of Formation of KAGS Canadian Holdco. LLC this 25th day of June, 2008.

/s/ Christopher Lacovara
Christopher Lacovara
Authorized Person

STATE OF DELAWARE
CERTIFICATE OF AMENDMENT

1.    Name of Limited Liability Company: KAGS Canadian HoldCo, LLC

2.    The Certificate of Formation of the limited liability company is hereby amended as follows: Strike out the statement relating to the limited liability company’s registered office and registered agent and substitute in lieu thereof the following statement:
“The address of the registered office and the name and the address of the registered agent of the limited liability company required to be maintained by Section 18-104 of the Delaware Limited
Liability Company Act are Corporation Service Company, 2711 Centerville Road, Suite 400,
Wilmington, DE 19808.”

IN WITNESS WHEREOF, the undersigned have executed this Certificate on
the 19th day of September                , A.D. 2008 .

By:    /s/ Evan Wildstein
    Authorized Person(s)
Name:    Evan Wildstein
    Print or Type

CERTIFICATE OF AMENDMENT
OF
CERTIFICATE OF FORMATION
OF
KAGS CANADIAN HOLDCO, LLC
This Certificate of Amendment of Certificate of Formation of KAGS CANADIAN HOLDCO, LLC (the “LLC’) is being duly executed and filed by Evan Wildstein, as an authorized person of the LLC, to amend the Certificate of Formation under the Delaware Limited Liability Company Act (6 Del.C. § 18-101, et seq.).
FIRST:    The name of the LLC is “KAGS Canadian Holdco, LLC”.
SECOND:    The LLC was formed upon the filing of its Certificate of Formation with the Delaware Secretary of State on June 25, 2008.
THIRD:    The name of the LLC is hereby changed to “KPGW Canadian Holdco, LLC”.
IN WITNESS WHEREOF, this Certificate of Amendment of Certificate of Formation has been duly executed this 24th day of September, 2008.

/s/ Evan Wildstein
Evan Wildstein
Authorized Person(s)

STATE OF DELAWARE
CERTIFICATE OF AMENDMENT CHANGING ONLY THE
REGISTERED OFFICE OR REGISTERED AGENT OF A
LIMITED LIABILITY COMPANY
The limited liability company organized and existing under the Limited Liability Company Act of the State of Delaware, hereby certifies as follows:
1.    The name of the limited liability company is
    KPGW CANADIAN HOLDCO, LLC    .
2.    The Registered Office of the limited liability company in the State of Delaware is changed to     3411 Silverside Road, Tatnall Building, #104
    (street), in the City of Wilmington    ,
Zip Code 19810            . The name of the Registered Agent at such address upon
whom process against this limited liability company may be served is
Corporate Creations Network Inc.    .